UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

September 6, 2011

INVESTORS REAL ESTATE TRUST
(Exact name of registrant as specified in its charter)

North Dakota	0-14851	45-0311232
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Post Office Box 1988 1400 31st Ave. S.W., Suite 60 Minot, ND 58702-1988
(Address of principal executive offices, including zip code)

(701) 837-4738
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 8.01.                      Other Events.

On September 12, 2011, American Stock Transfer & Trust Company, LLC, will begin serving as registrar and transfer agent for the common shares of beneficial interest of Investors Real Estate Trust (the “Company”), the Company’s 8.25% Series A Cumulative Redeemable Preferred Shares of Beneficial Interest, and the limited partnership units of IRET Properties, a North Dakota limited partnership.  Effective September 12, 2011, shareholder and unitholder requests should be delivered or mailed to:

American Stock Transfer & Trust Company, LLC
Attention: Investors Real Estate Trust
6201 15th Avenue
Brooklyn, New York 11219
(888)200-3167

To ensure that any account changes or updates are made promptly and accurately, all changes and updates should be directed to the transfer agent, including any change to a shareholder or unitholder’s address, ownership type, distribution mailing address or distribution reinvestment plan election.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTORS REAL ESTATE TRUST

By: /s/ Timothy P. Mihalick
Timothy P. Mihalick
President & Chief Executive Officer

Date: September 6, 2011